Exhibit 99.2

CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We have issued our report dated December 2, 2021, with respect to the consolidated financial statements of Thomas Publishing Company included in the current report of Xometry, Inc. on Form 8-K dated December 7, 2021. We consent to the incorporation by reference of said report in the Registration Statements of Xometry, Inc. on Form S-8 (File No. 333-258432 and File No. 333-257671).

/s/ GRANT THORNTON LLP

New York, New York

December 7, 2021